UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: September 28, 2007

SUNVESTA, INC.

(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation or organization)

000-28731 (Commission File Number)	98-0211356 (IRS Employer Identification Number)

Thomas Meier, Chief Executive Officer
Zugerstrasse 76b, CH-6341-Baar, Switzerland

(Address of principal executive offices)

011 41 43 388 40 60
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

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On September 28, 2007 SunVesta, Inc. (the “Corporation”) entered into certain debt settlement agreements with 43 individuals and entities in connection with satisfying debts incumbent on the Corporation’s wholly owned operating subsidiary SunVesta Holding AG (formerly ZAG Holding AG) in the amount of $10,806,337 with an aggregate of 6,431,237 shares of its common stock valued between $1.17 and $2.40 per share pursuant to the exemptions provided under Regulation S of the Securities Act of 1933, as amended (“Securities Act”).

Regulation S provides generally that any offer or sale that occurs outside of the United States is exempt from the registration requirements of the Securities Act, provided that certain conditions are met. Regulation S has two safe harbors. One safe harbor applies to offers and sales by issuers, securities professionals involved in the distribution process pursuant to contract, their respective affiliates, and persons acting on behalf of any of the foregoing (the “issuer safe harbor”), and the other applies to resales by persons other than the issuer, securities professionals involved in the distribution process pursuant to contract, their respective affiliates (except certain officers and directors), and persons acting on behalf of any of the forgoing (the “resale safe harbor”). An offer, sale or resale of securities that satisfied all conditions of the applicable safe harbor is deemed to be outside the United States as required by Regulation S. The distribution compliance period for shares sold in reliance on Regulation S is one year.

The Corporation complied with the requirements of Regulation S by having directed no offering efforts in the United States, by offering common shares only to offerees who were outside the United States at the time of the offering, and ensuring that the entities to whom the common shares were issued and authorized were non-U.S. persons with addresses in foreign countries.

The Corporation authorized and approved the issuance of the following number of common shares pursuant to the exemptions from registration provided by Regulation S of the Securities Act to the following creditors:

NAME	CONSIDERATION	SHARES	PRICE	EXEMPTION
Evelyne Bucher	Debt Settlement	156,500	$1.80	Regulation S
Simone Büchi	Debt Settlement	500	$1.50	Regulation S
Asiye Catalbas	Debt Settlement	9,183	$1.80	Regulation S
Enise Derici	Debt Settlement	32,140	$1.80	Regulation S
Ingo Gheyselinck	Debt Settlement	500	$1.50	Regulation S
Cengiz Gökduman	Debt Settlement	55,556	$1.80	Regulation S
Edrogan Gökduman	Debt Settlement	591,143	$1.80	Regulation S
HTV Aktiengesellschaft	Debt Settlement	77,778	$1.80	Regulation S
Hans-Jörg Hartmann	Debt Settlement	250,000	$1.85	Regulation S
Integra Holding AG	Debt Settlement	600,000	$1.17	Regulation S
Hidir Isik	Debt Settlement	135,588	$1.94	Regulation S
Sehriban Karalar	Debt Settlement	52,222	$1.80	Regulation S
Imam Oktay	Debt Settlement	35,273	$1.80	Regulation S
André Seiler	Debt Settlement	3,403	$1.50	Regulation S
Fidan Shkodra	Debt Settlement	500	$1.50	Regulation S
Manuela Stadelmann	Debt Settlement	500	$1.50	Regulation S
Andrea Stierlin	Debt Settlement	2,967	$1.50	Regulation S
Yevgeniya Yevsyukova-Stöcklin	Debt Settlement	24,320	$1.80	Regulation S
Elvan Tekin	Debt Settlement	50,000	$2.40	Regulation S
Alev Tokay	Debt Settlement	9,107	$1.80	Regulation S
Ali Haydar Tokay	Debt Settlement	27,778	$1.80	Regulation S
Ali-Riza Tokay	Debt Settlement	65,000	$1.80	Regulation S
Baki Tokay	Debt Settlement	44,444	$1.80	Regulation S
Cem Tokay	Debt Settlement	18,365	$1.80	Regulation S
Ekrem Tokay	Debt Settlement	22,584	$1.80	Regulation S
Elif Tokay	Debt Settlement	4,480	$1.80	Regulation S
Güllü Tokay	Debt Settlement	17,498	$1.80	Regulation S
Huri Tokay	Debt Settlement	34,996	$1.80	Regulation S
Hüseyin Tokay	Debt Settlement	38,889	$1.80	Regulation S
Hüseyin Tokay	Debt Settlement	335,411	$1.80	Regulation S
Ismail Tokay	Debt Settlement	173,627	$1.80	Regulation S
Kerem Tokay	Debt Settlement	9,033	$1.80	Regulation S
Melek Tokay	Debt Settlement	43,050	$1.80	Regulation S
Mustafa Tokay	Debt Settlement	47,000	$1.80	Regulation S
Nurhan Tokay	Debt Settlement	83,775	$1.80	Regulation S
Sabri Tokay	Debt Settlement	34,996	$1.80	Regulation S
Sevim Tokay	Debt Settlement	31,111	$1.80	Regulation S
Turan Tokay	Debt Settlement	55,000	$1.80	Regulation S
Turan Tokay	Debt Settlement	55,556	$1.80	Regulation S
Yetis Tokay	Debt Settlement	13,520	$1.80	Regulation S
Yildirim Tokay	Debt Settlement	4,554	$1.80	Regulation S
Zafer Tokay	Debt Settlement	25,253	$1.80	Regulation S
Tremula Group Ltd.	Debt Settlement	866,667	$1.27	Regulation S
Zypam Ltd.	Debt Settlement	26,182	$2.20	Regulation S
Zypam Ltd.	Debt Settlement	43,066	$1.80	Regulation S
Zypam Ltd.	Debt Settlement	2,222,222	$1.80	Regulation S

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ITEM 9.01	Financial Statements and Exhibits

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(c)	The following exhibits are filed herewith:

Exhibit No.	Page No.	Description

10(i)	Attached Debt Settlement Agreement dated September 28, 2007 between the Corporation and Evelyne Bucher.

10(ii)	Attached Debt Settlement Agreement dated September 28, 2007 between the Corporation and Erdogan Gökuman.

10(iii)	Attached Debt Settlement Agreement dated September 28, 2007 between the Corporation and Isik Hidir.

10(iv)	Attached Debt Settlement Agreement dated September 28, 2007 between the Corporation and Elvan Tekin.

10(v)	Attached Debt Settlement Agreement dated September 28, 2007 between the Corporation and Nurhan Tokay.

10(vi)	Attached Debt Settlement Agreement dated September 28, 2007 between the Corporation and Ismail Tokay.

10(vii)	Attached Debt Settlement Agreement dated September 28, 2007 between the Corporation and Hüseyin Tokay.

10(viii)	Attached Debt Settlement Agreement dated September 28, 2007 between the Corporation and Turan Tokay.

10(ix)	Attached Debt Settlement Agreement dated September 28, 2007 between the Corporation and Turan Tokay.

10(x)	Attached Debt Settlement Agreement dated September 28, 2007 between the Corporation and Hans-Jorg Hartmann.

10(xi)	Attached Debt Settlement Agreement dated September 28, 2007 between the Corporation and Tremula Group Ltd.

10(xii)	Attached Debt Settlement Agreement dated September 28, 2007 between the Corporation and Integra Holding AG.

10(xiii)	Attached Debt Settlement Agreement dated September 28, 2007 between the Corporation and Zypam Ltd.

10(xiv)	Attached Debt Settlement Agreement dated September 28, 2007 between the Corporation and Zypam Ltd.

10(xv)	Attached Debt Settlement Agreement dated September 28, 2007 between the Corporation and Zypam Ltd.

10(xvi)	Attached Debt Settlement Agreement dated September 28, 2007 between the Corporation and HTV Atkiengesellschaft.

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SIGNATURES

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 5, 2007

SUNVESTA, INC.

By: /s/ Thomas Meier

Name: Thomas Meier

Title:	Chief Executive Officer